UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2024
________________________________________________________________________________
UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 468-2512
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
As previously disclosed, since early 2017 Under Armour, Inc. (the “Company”) has been engaged in securities class action litigation in the United States District Court for the District of Maryland (the “District Court”) under the caption In re Under Armour Securities Litigation, Case No. 17-cv-00388-RDB (the “Consolidated Securities Action”). The complaint asserted claims regarding the Company’s disclosures and accounting practices in connection with its sales between the third quarter of 2015 and the fourth quarter of 2016, specifically asserting claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against the Company and Mr. Plank and under Section 20A of the Exchange Act against Mr. Plank.
On June 20, 2024, the Company and Mr. Plank entered into a Memorandum of Understanding (the "MOU") with plaintiffs containing the material terms of a settlement resolving the Consolidated Securities Action. The parties intend to prepare a formal stipulation of settlement describing the terms of the proposed settlement, which will be presented to the District Court for preliminary approval in the coming weeks. Following preliminary approval of the proposed settlement by the District Court and a notice and review period for Class members, plaintiffs will seek final approval of the proposed settlement from the District Court. The settlement is not an admission of fault or wrongdoing by the Company or Mr. Plank.
The MOU provides that the Company will pay or will cause to be paid an amount equal to $434 million to the members of the class in the Consolidated Securities Action, which includes all persons and entities who purchased or otherwise acquired Class A and Class C common stock of Under Armour between September 16, 2015 and November 1, 2019 (subject to certain exclusions) (the “Class”). As of March 31, 2024, the Company reported $858.7 million of cash and cash equivalents on its consolidated balance sheets, and no drawings on its $1.1 billion revolving credit facility.
In addition, the Company will agree to two additional, non-monetary provisions, specifically to continue to separate the roles of Chair and Chief Executive Officer for a period of at least three years beginning on the date that the court order approving the settlement and dismissing the Consolidated Securities Action becomes final and non-appealable (the “Three-Year Period”), and that all restricted stock or restricted stock units granted by the Company to its Chief Executive Officer, Chief Financial Officer and Chief Legal Officer during the Three-Year Period include a performance-based vesting condition to be set by the Human Capital and Compensation Committee of the Company’s Board of Directors. In exchange, the plaintiffs and the Class will grant customary releases in favor of the defendants of all of their claims that were or could have been asserted in the Consolidated Securities Action.
As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as of the fiscal year end the Company had recorded an accrual of $100 million in respect of legal proceeding contingencies related to this matter. Based on the MOU, the Company expects the total accrual to reach $434 million for this matter during the first quarter of fiscal year 2025. The Company presently expects to pay the settlement amount using balance sheet cash and/or borrowings under its revolving credit facility. However, the Company currently expects a portion of this amount (less than 20%) to be offset by director and officer liability insurance policies. As previously disclosed, the Company remains in ongoing litigation with certain of its insurance carriers regarding this matter, and there is no guarantee that the litigation with the insurance carriers will be resolved in the Company’s favor.
Some of the statements contained in this Current Report on Form 8-K constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements in this report regarding the ability to reach an agreement on definitive documentation with respect to the proposed settlement and to obtain final court approval of the proposed settlement; the ability to satisfy the conditions of the proposed settlement; and the charges expected to be incurred and the source of funds to be used to resolve these matters. The forward-looking statements in this report reflect the Company’s current views and assumptions, as of the date of this report, about future events. They are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect unanticipated events.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: June 21, 2024	By:	/s/ Mehri Shadman
Mehri Shadman
Executive Vice President, Chief Legal Officer and Corporate Secretary